UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION

                    Washington, D. C. 20549

                         _____________

                           FORM 8-K

                        CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the

                Securities Exchange Act of 1934


Date of earliest event
  Reported:  July 3, 2007


                    American Airlines, Inc.
    (Exact name of registrant as specified in its charter)


           Delaware                1-2691            13-1502798
(State of Incorporation)  (Commission File Number)  (IRS Employer
                                                  Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas          76155
(Address of principal executive offices)             (Zip Code)


                           (817) 963-1234
                (Registrant's telephone number)



   (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

American Airlines, Inc. is filing herewith a press release issued on July 3, 2007 as Exhibit 99.1, which is included herein. This press release was issued to report June traffic for American Airlines, Inc.





                           SIGNATURE



     Pursuant  to the requirements of the Securities  Exchange
Act of 1934, the registrant has duly caused this report to  be
signed  on  its  behalf  by  the  undersigned  hereunto   duly
authorized.


                                        American Airlines, Inc.



                                        /s/ Kenneth W. Wimberly
                                        Kenneth W. Wimberly
                                        Corporate Secretary



Dated:  July 6, 2007


                         EXHIBIT INDEX


Exhibit        Description

99.1      Press Release


                                        Exhibit 99.1

                              CONTACT:  Tim Wagner
                                        Corporate Communications
                                        Fort Worth, Texas
                                        817-967-1577
                                        corp.comm@aa.com


FOR RELEASE: Tuesday, July 3, 2007


           AMERICAN AIRLINES REPORTS JUNE TRAFFIC

     FORT WORTH, Texas - American Airlines, the world's largest airline, reported a June load factor of 87.1 percent
- an increase of 1.7 points compared to the same period last year. Traffic decreased 3.5 percent year over year as capacity decreased 5.4 percent.
     Domestic traffic decreased 3.0 percent year over year on 5.8 percent less capacity. International traffic decreased by 4.3 percent relative to last year on a capacity decrease of 4.6 percent.
     American boarded 8.7 million passengers in June.

                   About American Airlines
American Airlines is the world's largest airline. American, American Eagle and the AmericanConnection airlines serve
250 cities in over 40 countries with more than 4,000 daily flights. The combined network fleet numbers more than 1,000 aircraft. American's award-winning Web site, AA.com, provides users with easy access to check and book fares, plus personalized news, information and travel offers. American Airlines is a founding member of the oneworld Alliance, which brings together some of the best and biggest names in the airline business, enabling them to offer their customers more services and benefits than any airline can provide on its own. Together, its members serve more than 700 destinations in over 140 countries and territories. American Airlines, Inc. and American Eagle Airlines, Inc. are subsidiaries of AMR Corporation. AmericanAirlines, American Eagle, the AmericanConnection airlines, AA.com and AAdvantage are registered trademarks of American Airlines, Inc. (NYSE: AMR)
     Detailed traffic and capacity data are on the following page.


           AMERICAN AIRLINES PASSENGER DIVISION
          COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                EXCLUDES CHARTER SERVICES

                                         June
                                  2007         2006    CHANGE
REVENUE PASSENGER MILES (000)
 SYSTEM                     12,223,629   12,662,133   -3.5  %
  D.O.T.DOMESTIC             7,944,873    8,190,618   -3.0
  INTERNATIONAL              4,278,756    4,471,515   -4.3
  ATLANTIC                   1,937,415    2,025,317   -4.3
  LATIN AMERICA              1,834,572    1,797,410    2.1
  PACIFIC                      506,769      648,789  -21.9

AVAILABLE SEAT MILES (000)
 SYSTEM                     14,024,626   14,820,506   -5.4  %
  D.O.T.DOMESTIC             8,872,791    9,420,070   -5.8
  INTERNATIONAL              5,151,835    5,400,436   -4.6
  ATLANTIC                   2,226,401    2,259,779   -1.5
  LATIN AMERICA              2,364,219    2,411,386   -2.0
  PACIFIC                      561,215      729,271  -23.0

LOAD FACTOR
 SYSTEM                           87.1 %       85.4 %  1.7  Pts
  D.O.T.DOMESTIC                  89.5         86.9    2.6
  INTERNATIONAL                   83.0         82.7    0.3
  ATLANTIC                        87.0         89.6   -2.6
  LATIN AMERICA                   77.5         74.5    3.0
  PACIFIC                         90.2         88.9    1.3

PASSENGERS BOARDED           8,652,464    8,844,776   -2.2  %


SYSTEM CARGO TON MILES (000)   168,871      189,742  -11.0  %



          AMERICAN AIRLINES PASSENGER DIVISION
        COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
               EXCLUDES CHARTER SERVICES

                                  YEAR-TO-DATE   June
                                  2007         2006   CHANGE
REVENUE PASSENGER MILES (000)
 SYSTEM                     68,226,318   69,838,626   -2.3  %
  D.O.T.DOMESTIC            44,672,879   45,948,785   -2.8
  INTERNATIONAL             23,553,439   23,889,841   -1.4
  ATLANTIC                   9,391,017    9,711,608   -3.3
  LATIN AMERICA             11,381,543   11,058,469    2.9
  PACIFIC                    2,780,880    3,119,764  -10.9

AVAILABLE SEAT MILES (000)
 SYSTEM                     84,313,654   87,310,173   -3.4  %
  D.O.T. DOMESTIC           53,916,698   56,081,801   -3.9
  INTERNATIONAL             30,396,956   31,228,372   -2.7
  ATLANTIC                  12,022,814   12,231,051   -1.7
  LATIN AMERICA             15,019,952   14,937,133    0.6
  PACIFIC                    3,354,190    4,060,188  -17.4

LOAD FACTOR
 SYSTEM                           80.9 %       79.9 %  1.0  Pts
  D.O.T.DOMESTIC                  82.8         81.9    0.9
  INTERNATIONAL                   77.4         76.5    0.9
  ATLANTIC                        78.1         79.4   -1.3
  LATIN AMERICA                   75.7         74.0    1.7
  PACIFIC                         82.9         76.8    6.1

PASSENGERS BOARDED          48,613,183   49,541,398   -1.9  %


SYSTEM CARGO TON MILES (000) 1,059,998    1,083,092   -2.1  %